UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________________
FORM 8-K
__________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2026
__________________________________________________________
HEALTH CATALYST, INC.
(Exact name of registrant as specified in its charter)
________________________________________________________________

Delaware	001-38993	45-3337483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10897 South River Front Parkway #300
South Jordan, UT 84095
(Address of principal executive offices, including zip code)

(801) 708-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	HCAT	The Nasdaq Global Select Market
________________________________________________________
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2026, the Board of Directors (our Board) of Health Catalyst, Inc. (the Company) determined that Linda Llewelyn will cease to serve as the Chief People Officer of the Company effective June 1, 2026 due to the elimination of the Chief People Officer role in connection with the workforce reduction described in this Current Report on Form 8-K. In order to enable a smooth transition of her prior responsibilities as Chief People Officer, the Company and Ms. Llewelyn anticipate entering into a separation agreement and an independent contractor agreement pursuant to which Ms. Llewelyn is expected to serve as a senior advisor starting June 2, 2026 through September 1, 2026. The Company expects the separation agreement will provide Ms. Llewelyn with the separation benefits under the Company’s Executive Severance Plan, which are summarized in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 19, 2025, in exchange for a general release of claims against the Company.

Item 8.01 Other Events.

As part of Project Nexus, a strategic initiative designed to fundamentally transform the Company's operating model, simplify its organizational structure, and align resources around its highest-conviction technology opportunities, our Board authorized a workforce reduction on April 24, 2026. The Company expects this initiative to reduce its global workforce by approximately 9% and eliminate approximately 100 additional open, budgeted headcount positions across the US and India, collectively representing a meaningful reduction in the Company's cost structure. The Company will provide further details regarding the impact of this initiative in its upcoming Quarterly Report on Form 10-Q.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the entry into a separation agreement and an independent contractor agreement with Ms. Llewelyn and statements regarding the implementation and intended effect of the global workforce reduction and the timing and anticipated size of the related reduction of the Company’s global workforce. Any forward-looking statements contained in this Current Report on Form 8-K are based upon the Company’s historical performance and its current plans, estimates, and expectations, and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent the Company’s expectations as of the date of this Current Report on Form 8-K, and involve risks, uncertainties, and assumptions. The actual results may differ materially from those anticipated in the forward-looking statements as a result of numerous factors, many of which are beyond the control of the Company, including the risks and uncertainties disclosed in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its most recent Form 10‑K and any subsequent filings on Forms 10-Q or 8-K, available at www.sec.gov. Except as required by law, the Company does not intend to update any forward-looking statement contained in this Current Report on Form 8-K to reflect events or circumstances arising after the date hereof.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

10.1#*	Form of Indemnification Agreement, between Health Catalyst, Inc. and each of its executive officers and directors

10.2#**	Non-Employee Director Compensation Policy

10.3#***	Executive Severance Plan

* Incorporated by reference to Exhibit 10.18 on the Form S-1 filed June 27, 2019
** Incorporated by reference to Exhibit 10.1 to the Form 10-K/A filed April 30, 2025.
*** Incorporated by reference to Exhibit 10.16 to the Form S-1/A filed July 12, 2019
# Indicates management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CATALYST, INC.

Date: April 27, 2026	By:	/s/ Jason Alger
Jason Alger

Chief Financial Officer